Consistency... Reliability.... Integrity Philadelphia Securities Association Presentation February 5, 2003 New Jersey Resources Corporation

Regarding Forward Looking Statements Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR wishes to caution persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding financial results and capital requirements for fiscal 2003 and thereafter include many factors that are beyond the Company's ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. Among the factors that could cause actual results to differ materially from estimates reflected in such forward-looking statements are weather and economic conditions, demographic changes in NJNG's service territory, fluctuations in energy commodity prices, energy conversion activity and other marketing efforts, the conservation efforts of NJNG's customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, changes due to legislation at the federal and state level, the continued recoverability of environmental remediation expenditures and other regulatory changes. The Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

A lot has changed ... The aftermath of September 11 Reordering of Priorities Economic downturn Corporate Scandals Enron, World Com, etc. Loss of investor confidence

.... and a lot of it is close to home

Corporate Responsibility at NJR No SPEs or non-disclosed liabilities Independent Board of Directors Independent Corporate Governance Committee in place since 1996 Complete compliance with SEC certification process New internal committee to assist in process Active and engaged Audit Committee

Things will never be the same It all starts with integrity Know what you are - more importantly, know what you're not Focus on the fundamentals People make the difference Looking to The Future The ultimate test is sustained performance

Commitment to Stakeholders Safe, reliable and affordable service Customer satisfaction Growth Quality Valuing employees Corporate citizenship Superior return

Safe, Reliable & Affordable Service New Customer 21.2 System Integrity 18.2 Other Utility 2.9 Non-Utility 0.9 Economic Value Added Process Margin from new customers must cover associated capital costs System integrity spending up to depreciation level Other projects evaluated on EVA basis Winner - AGA Best Practices Routine Leak Repair Millions Total: $43.2 Investing in Our System

NJNG E-TOWN PSE&G SJG Jan. 1993 77.48 74.57 61.8 64.47 Jan. 1994 80.41 79.29 65.83 66.58 Jan. 1995 79.95 75.5 65.83 72.79 Jan. 1996 79.48 71.08 65.83 77.31 Jan. 1997 80.73 78.12 70.83 77.31 Jan. 1998 83.43 80.48 70.75 81.28 Jan. 1999 86.2 83.69 74.65 82.46 Jan. 2000 82.87 80.95 71.89 83.81 Jan. 2001 98.09 100.97 87.83 106.04 Jan. 2002 96.76 97.46 98.34 117.85 Feb. 2002 93.75 97.46 96.49 117.85 Jan. 2003 99.18 107.29 104.43 117.85 Proposed January 2003 bill for for NJNG and E-town. Safe, Reliable & Affordable Service Total Residential Bill $/100 Therms

Reliability Affordability Price Stability Customer Choice Customer Focused RPA and BPU as partners Key Objectives Regulatory Relationships Key Strategy

Regulatory Relationships By partnering with our regulators, NJNG has been able to: Avoid filing for base-rate increases Use off-system and capacity release sales for the benefit of customers and shareowners Open new markets and offer customers new choices Focus on Governor's new energy policies Distributed Generation service class approved BPU President and Ratepayer advocate recognize leadership and praise program Reliability, growth, energy efficiency, pollution and renewal initiatives being developed

Regulatory Relationships OSS/CM margin sharing extension agreement through October 2003 BPU approved on October 28, 2002 Indicates support for continuing incentives Allows time for analysis/study of existing and new incentives

SJI NUI CIV GPU/FE PEG NJR 3.22 2.73 2.29 1.81 1.09 0.64 BPU Inquiries per 1,000 Customers NJNG has achieved the best customer satisfaction rate in NJ for ten straight years. Customer Satisfaction Fiscal 2002

Customer Satisfaction Best in the Eastern Region NJNG scored particularly well in: Field Service Billing and Payment Study based on more than 9,000 telephone interviews across the U.S. J.D. Power and Associates 2002 Gas Utility Residential Customer Satisfaction Study

Growth - Our Service Area 3 percent annual customer growth rate; nearly double the national average Population growing faster than state average Largest independent LDC in New Jersey NJNG New Jersey Natural Gas NYC Phila. Atlantic City

1996 363 1997 374 1998 385 1999 397 2000 410 2001 423 2002 434 Residential 140865 IT 912 Trans. 22498 OSS/CM 4708 Commercial 26832 Sources of Margins Customer Base Customer growth generates approximately $6.6 million of new margin annually Profitable mix of conversion and new customers enhance profitability NJNG captures 95 percent of new construction 35 percent of new customers expected to come from conversions September 30, 2002 Growth - Core Markets

Growth - Core Markets Sources: Local Planning Boards and NJNG Harte Hanks & A.D. Little Studies Preliminary 20980 Final 26004 Conceptual 9753 Pending 3541 Pending Preliminary Final Conceptual Non Heat 11300 On Main 77618 Off main 77089 New Customers = 60,193 Non-heat Customers Non-gas off main Non-gas on main Conversions = 169,119 Market Potential

Since 1992, off- system sales/capacity management margins have generated over $186 million in savings for customers and $1.11 per share for shareowners 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 Customer Savings 0 4.4 12.6 15.9 18.3 22.3 21 22.3 22 25 24 Shareowner Margin 1.6 1.8 3.5 4 4.6 5.6 5.2 5 4.9 5 5 $2 $6 $16 $27 $23 $28 $26 $20 $27 $30 Growth - OSS/CM Markets Using Our Expertise to Grow in New Markets $29

Growth - Energy Services Energy Services is a growing contributor of total earnings Early player in energy services Diverse product line Storage and marketing Fuel management Basis and Day Trading Asset backed Wholesale 2000 0.11 2001 0.15 2002 0.24 September 30

Why is NJRES Different? Strictly natural gas operation - no electric exposure - no California trading Not a speculative trader Manage assets for primarily hedged positions Selected fee-based services Trade around "assets" "Assets" consist of capacity/storage contracts vs. power plants, etc. Physical assets reduce risk Our "assets" require less long-term capital

Risk management guidelines Limited open positions = low VAR ($145,000 - $650,000) Provides internal controls Credit procedures in place Daily compliance monitoring by financial department Minimal mark-to-market income (less than 1 percent) Trader compensation not based on sales volumes or revenues Netting agreements potentially reduces credit risk Why is NJRES Different?

Located in Owego, NY 11.9 Bcf high- deliverability storage capacity Connects to Tennessee Gas Pipeline Received full commercial operational authority from FERC in summer 2002 NJRES is the exclusive marketing agent for Stagecoach 10-year term - began April 1, 2002 NJRES compensation - Management fees and incentives Stagecoach Storage Summary

Appliance service contracts Duct cleaning HVAC equipment replacement Plumbing services Service contract enhancements Growth - New Markets NJR Home Services

Improved Productivity The cost of adding a new customer has declined over 23 percent, while O&M productivity has improved by 16 percent since 1992. Primary drivers have been: Balanced marketing strategy Changes in work processes New Customer Cost O&M as a Percent of Margin

Productivity & Incentives Virtually every employee is a shareowner $2.7 million of incentive pay at risk; 5 percent of total payroll Incentives paid in cash and stock Bargaining Unit participates in the incentive plan Customers per Employee Margin per Employee

FY2002 represented the 11th consecutive year of EPS growth 16 percent increase Weather 10 percent colder- than-normal; 36 percent colder than last year 1999 2000 2001 2002 2001 2002 1.67 1.81 1.97 2.12 0.74 0.86 Superior Return September 30, December 31, Earnings Per Share

Our highest level in 18 years Allowed ROE of 11.5 percent Balance from OSS/CM programs and unregulated activities 1997 1998 1999 2000 2001 2002 0.139 0.142 0.145 0.148 0.153 0.153 Superior Return Return on Equity

1995 1996 1997 1998 1999 2000 East 1.52 1.56 1.6 1.64 1.68 1.72 1997 1998 1999 2000 2001 2002 2003 1.07 1.09 1.12 1.15 1.17 1.2 1.24 Eight increases in seven years Lowest payout ratio since 1984 1996 1997 1998 1999 2000 2001 2002 0.75 0.72 0.7 0.67 0.63 0.6 0.57 * Effective January 2, 2003 * Dividends per Share Payout Ratio Superior Return Dividend Rate and Payout Ratio

NJR Capital Structure Common Equity 258919 Preferred 21004 LT Debt 352227 ST Debt 18764 Common Equity 360457 LT Debt 370628 ST Debt 86842 1995 2002 Credit Rating: Moody's A-2 S&P A Superior Return

Share Repurchase & DRP Programs Share Repurchase Program Dividend Reinvestment Plan implemented Shares authorized Shares purchased on open market Total cash investment ($MM) Average investment per share 9/96 7/96 2,000,000 1,540,753 $55.1 $24.67 N/A 422,813 $12.8 $20.21 December 31, 2002 Superior Return

New Markets Create New Opportunities Core Customers Off-System Sales Capacity Release Retail Marketing Energy Management Core Customers Off-System Sales Capacity Release Retail Marketing Energy Management 1991 51 1992 52 12 1993 55 21 1994 58 27 20 1995 57 25 38 5 7 1996 64 24 38 9 29 1997 62 45 38 9 67 1998 60 62 43 7 82 1999 61 95 49 8 131 2000 64 96 36 4 120 2001 73 81 8 2 174 2002 62 92 5 0 332 Billion Cubic Feet 64 105 164 254 344 51 76 132 336 320 221 NJR has consistently profited from new market opportunities Total Energy Deliveries 491

Summary Excellent market opportunities Strong earnings growth prospects Healthy financial profile Demonstrated consistent performance Lowest prices to customers Highest customer satisfaction rating NJR Peer Group Energy Distribution Electric Utilities S&P 500 0.13 0.065 0.065 0.048 0.002 Annualized 5 Year Total Return

Consistency... Reliability.... Integrity Philadelphia Securities Association Presentation February 5, 2003 New Jersey Resources Corporation